THIRD AMENDMENT TO LEASE



         THIS THIRD AMENDMENT TO LEASE (the "Amendment") is made and entered into this ______ day of , 1996, by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Landlord"), having an address at One Prudential Plaza, Suite 1200, Chicago, Illinois, 60601, and DATA TRANSMISSION NETWORK CORPORATION ("Tenant"), having an office at 9110 West Dodge Road, Suite 200, Omaha, Nebraska 68114.


                                    RECITALS

A. The Prudential Insurance Company of America and Data Transmission Network Corporation entered into that certain Lease dated as of May 2, 1995, for Suites #175A, #110, #200, #300, #301, #310, #320, #325, #340,
         #360, and #362 containing 75,931 rentable square feet in the Building known as Embassy Plaza, located at 9110 West Dodge Road, Omaha, Nebraska ("the Premises").

B. Subsequently, The Prudential Insurance Company Of America and Data Transmission Network Corporation executed a First Amendment To Lease dated September 29, 1995, and a Second Amendment To Lease dated November 30, 1995. The combined terms of the Lease and subsequent Amendments shall herein be referred to as the "Lease".

C. All capitalized terms not defined herein shall have the meanings ascribed to them in the Lease.

         NOW, THEREFORE, in consideration of the foregoing promises and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. Term. The Commencement Date of the Lease, with respect to Space "B", shall be revised to be that period of time commencing February 5, 1996 and ending on May 31, 2005, (the "Expiration Date").

2. Base Rent. Paragraph 3 of the First Amendment To Lease shall be revised to read: Tenant shall pay as Base Rent with respect to Space "A" and Space "B", the sum of Nine Hundred Twenty-Six Thousand, Forty Dollars and Four Cents ($926,040.04) payable monthly as follows:

                  October 1, 1995 - January 31, 1996 $4,533.17 / Month Feburary 1, 1996 - February 29, 1996 $7,816.69 / Month March 1, 1996 -
                  June 30,  1996  $8,342.05  / Month July 1, 1996 - May 31, 2005
                  $8,100.21 / Month

3. Adjustment Rent. With respect to the Space "B", Effective July 1, 1996, Tenant shall pay Adjustment Rent in accordance with the terms and conditions contained in Paragraph 2 of the Lease.

4. Effect of Agreement. Except as herein specifically provided, the terms and conditions of the Lease shall continue in full force and effect.



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5.       This  Amendment  shall be binding  upon and inure to the benefit of the parties hereto, their successors and assigns.

6.       The  parties   hereto  hereby   reaffirm  and  ratify  all   covenants,
         representations and warranties in the Lease as amended by this Amendment.



         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.


Tenant:                                      Landlord:

Data Transmission Network Corporation,       The Prudential Insurance Company of
a Delaware corporation                       America, a New Jersey corporation


                                             By:  Pacific Realty Group, Inc.,
By:                                               its Managing Agent


Its:                                         By:


                                            Its:



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